EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Zhassulan Bitenov, certify that:

1.           I have reviewed this amended Annual Report on Form 10-KSB/A-2 of Bekem Metals, Inc.;

2.           Based on my knowledge, this amended report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended report;

3.           Based on my knowledge, the financial statements, and other financial information included in this amended report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this amended report;

4.           The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this amended report is being prepared;

(b) evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this amended report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this amended report based on such evaluation; and

(c) disclosed in this amended report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter, (the small business issuer’s fourth fiscal quarter in the case of an annual report), that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting.

5.           The small business issuer’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons fulfilling the equivalent function):

(a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

Date: April 2, 2008	By: /s/ Zhassulan Bitenov
Zhassulan Bitenov
Principal Financial Officer